Financial risk management	12 Months Ended
Dec. 31, 2022
Financial risk management
Financial risk management

18. Financial risk management

The Company’s Management Board is responsible for implementing the finance policy and for ongoing financial risk management. Therefore, the Management Board has established a Risk Management Committee, which is responsible for developing and monitoring of the Group’s risk management policies, especially regarding financial risks. Generally, the committee provides an overview of financial risks on a quarterly basis to the Management Board as part of the Company’s quarterly management reporting procedures.

The Company’s principal financial instruments are comprised of cash, short-term bank deposits at commercial institutions, bond funds, lease obligations and long-term debt. The main purpose of the financial investments is to provide a return on investments with minimal risk. The Company has other financial assets and liabilities including trade receivables and trade payables, which arise directly from its operations.

The main purpose of the financial liabilities is to fund the Company’s operations and research and development activities. Portions of the long-term debt included two embedded derivative financial instruments, related to future interest payments which were linked to the Company’s stock price (Performance Participation Interest) for tranche A and tranche B1 of the loan received from the EIB under the Finance Contract. On October 31, 2022, the Company early settled the Finance Contract including the repayment of tranche A and B1 thereunder, including all interest for a fixed amount of € 22.0 million. Through the settlement, the two embedded derivative financial instruments were derecognized.

The main risks arising from the Group’s financial instruments are liquidity risk, foreign exchange risk, credit risk and interest rate risk. The measures taken by management to manage each of these risks are summarized below.

Material transactions related to activities in the area of financial instruments like entering into loan agreements or investments in bond funds require the prior approval of the Chief Financial Officer. The Company did not enter into any derivative financial instruments in 2022.

Management has assessed the risks of climate change on the business and expects that the impacts from the climate change are low.

Foreign exchange risk

The Company is exposed to foreign exchange risk to the extent that there is a difference between the currencies in which sales, purchases and borrowings are denominated and the respective functional currencies of subsidiaries of the Group. The functional currencies of the parent company voxeljet AG and its subsidiaries are the Euro, U.S. Dollar, Indian rupee and Chinese yuan renminbi. The majority of the sale, purchase and borrowing transactions are denominated in the functional currency of the parent company or its subsidiaries. The Company’s most significant foreign exchange risk relates to intercompany loans made from voxeljet AG to subsidiaries, as described below. Further, the bank accounts in foreign currency amounted to USD 4.4 million (€ 4.2 million) and GBP 0.9 million (€ 1.0 million) as of December 31, 2022. An increase/decrease in the value of the Euro against the U.S. Dollar of 10% would lead to a loss of € 0.4 million/gain of € 0.5 million. An increase/decrease in the value of the Euro against the British Pound Sterling of 10% would lead to a loss of € 0.1 million/gain of € 0.1 million. As of December 31, 2021, the bank accounts in foreign currency amounted to USD 1.0 million (€ 0.9 million) and GBP 0.1 million (€ 0.1 million). An increase/decrease in the value of the Euro against the U.S. Dollar of 10% would lead to a loss of € 0.1 million/gain of € 0.1 million. An increase/decrease in the value of the Euro against the British Pound Sterling of 10% would lead to a minor loss /gain.

The Company invoiced 54% in 2022, 61% in 2021 and 68% in 2020 of total revenues in Euros. As revenues in foreign currency usually correspond to costs which are incurred in the same currency, the Company considers the foreign exchange risk as minor in connection with revenues.

For the year ended December 31, 2022, voxeljet generated 30% of its revenues in the eurozone. Additionally, the majority of the Company’s sourcing transactions are also transacted in Euros in that zone.

voxeljet AG has provided intercompany loans to its subsidiaries to finance their operations. The loans were granted in the local currency of the subsidiaries. Gains and losses from movements in exchange rates are recorded within other operating income or expense in the consolidated statements of comprehensive loss. The amount loaned to voxeljet America totaled to USD 8.7 million (€ 8.2 million) as of December 31, 2022. An increase/decrease in the value of the Euro against the U.S. Dollar of 10% would lead to a loss of € 0.7 million/gain of € 0.9 million. As of December 31, 2021, the amount loaned to voxeljet America totaled to USD 9.0 million (€ 7.9 million). An increase/decrease in the value of the Euro against the U.S. Dollar of 10% would have led to a loss of € 0.7 million/gain of € 0.9 million.

The significant exchange rates which have been applied during the years presented are disclosed in Note 3.

Interest rate risk

voxeljet’s principal interest-bearing positions are liabilities for bank borrowings and lease liabilities. These liabilities are entirely at a fixed interest rate, without any exception. As such, changes in market interest rates for these instruments have no material effect on future interest expenses.

The Company assessed the exposure to market risk for changes in interest rates as low, as its loans have entirely fixed interest rates, without any exception, as the loan with variable interest rate has been early terminated in August 2022. Therefore, an immediate 10% change in interest rates would not have a material effect on the Company’s financial condition or results of operations. Further, on October 31, 2022, through the closing of the Sale-Leaseback, the Company fully settled the Finance Contract with EIB including the repayment of tranche A and B1 thereunder, including all interest for an amount of € 22.0 million. Both tranches included cash-settled warrants at the maturity date (5 years after draw down), after the occurrence of a trigger event, or on the expiration date (10 years after draw down of the first tranche). Both warrants were entirely compensated by the settlement. As of December 31, 2021 all liabilities were entirely at a fixed interest rate, with one exception. As such, an immediate 10% change in interest rates would not have a material effect on the Company’s financial condition or results of operations.

Equity price risk

The Company is no longer exposed to equity price risks which arise from the bifurcated embedded derivative financial instruments relating to the performance participation interest for tranche A and tranche B1 loan with EIB as voxeljet has written down and derecognized the bifurcated embedded derivative financial instruments relating to the performance participation interest (warrants) for tranche A and tranche B1 as of September 30, 2022. The write-down and derecognition resulted from the early repayment of the Finance Contract with EIB in October 2022. The write down and derecognition of the bifurcated embedded derivative financial asset relating to the performance participation interest for tranche A, resulted in finance expense amounting to kEUR 2,827 and the bifurcated embedded derivative financial liability for the performance participation interest for tranche B1, resulted in finance income of kEUR 516. As the embedded derivative financial instruments related to the performance participation interest have been derecognized, changes in the Company’s share price will not lead to any further impacts in the future. In 2021, changes in the Company’s share price would have affected the value of the equity forward derivative instruments (increasing share prices as compared to the share price at disbursement date will lead to decrease in fair value of derivatives, decreasing share prices will lead to an increase in fair value of derivatives). An increase/decrease of the price per share by USD 1.00 would have led to a decrease/increase of the derivative asset (tranche A) by approximately kEUR 326. An increase/decrease of the price per share by USD 1.00 would have led to an increase/decrease of the derivative liability (tranche B1) by approximately kEUR 519.

Credit risk

Credit risk is the risk of the Company suffering a financial loss as the result of its counterparties being unable to perform their obligations. The Company is exposed to credit risk from its operating activities (mainly trade receivables) and from its financing activities, including deposits and investments with financial institutions. Therefore, the carrying amount of cash and cash equivalents, other current and non-current financial assets, and trade receivables represents the maximum credit exposure of € 21.3 million (2021: € 31.7 million).

The Company’s exposure to credit risk is influenced by the individual characteristics of each counterparty. However, management also considers factors that influence the credit risk of its counterparty base, including the default risk of the industry and the country in which the counterparty operates. voxeljet seeks to minimize such risk by entering into transactions with counterparties that are believed to be creditworthy business partners or with financial institutions which meet high credit rating requirements. In addition, the portfolio of receivables and customer advances is monitored on a continuous basis. There were no customer loans outstanding as of December 31, 2022 and 2021. The Company calculates an ECL for trade receivables based on the risk scoring of its customers according to an external rating agency. Following the risk score of each customer, the trade receivables are clustered into different grades. For each grade, the ECL is calculated after deducting from trade receivables a loss allowance based on actual credit loss experience.

December 31, 2022
		Equivalent to external
		credit rating	Weighted-average	Gross carrying	Impairment loss	Net carrying
Grades		(Standard & Poor’s)	loss rate	amount	allowance from ECL	amount
				(€ in thousands)
Grades 1-4:	Low risk	BBB+ to AAA	0.2%	3,061	5	3,056
Grades 5-7:	Fair risk	B+ to BBB	1.3%	2,674	40	2,634
Grades 8-9:	Substandard	CCC- to B	7.0%	508	36	472
Grade 10:	Doubtful	C to CC	25.0%	4	1	3
Grade 11:	Loss	D	100.0%	7	7	--
				6,254	89	6,165

In addition to the amounts listed above, there were credit-impaired trade receivables in place with a gross carrying amount of kEUR 173.

December 31, 2021
		Equivalent to external
		credit rating	Weighted-average	Gross carrying	Impairment loss	Net carrying
Grades		(Standard & Poor’s)	loss rate	amount	allowance from ECL	amount
				(€ in thousands)
Grades 1-4:	Low risk	BBB+ to AAA	0.2%	3,103	5	3,098
Grades 5-7:	Fair risk	B+ to BBB	1.3%	2,787	37	2,750
Grades 8-9:	Substandard	CCC- to B	7.0%	130	9	121
Grade 10:	Doubtful	C to CC	25.0%	184	46	138
Grade 11:	Loss	D	100.0%	21	21	--
				6,225	118	6,107

In addition to the amounts listed above, there were credit-impaired trade receivables in place with a gross carrying amount of kEUR 145.

The Group limits its exposure to credit risk by investing only in bond funds which are fully guaranteed by the financial institutions and therefore represents short term credit rating of A-3 based on Standard & Poor’s or P-2 based on Moody’s.

The bank deposit, cash and cash equivalents, term deposits and restricted cash are held with financial institutions, which are rated BBB+ to AAA based on Standard & Poor’s and Moody’s which is equivalent to low risk.

Liquidity risk

Management receives a weekly reporting of the current liquidity of the Group by entity. Furthermore, a monthly cash flow plan meeting has been established, where management reviews the cash forecasts and the future development of flows of funds on an ongoing basis.

Liquidity risk is the risk that voxeljet might not have sufficient cash to meet its payment obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will have sufficient liquidity to meet its liabilities when they are due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the reputation of the Company. Liquidity risk is countered by systematic, day-by-day liquidity management whose fundamental requirement is that solvency must be guaranteed at all times. A major responsibility of management is to monitor the cash balances and to set up and update cash planning on a monthly basis to ensure liquidity. At all times cash and cash equivalents are projected on the basis of a regular financial and liquidity planning. The monitoring includes the expected cash inflows on trade and other receivables together with expected cash outflows from trade and other payables and financial liabilities. For further discussion see Note 2.

The following are the contractual cash flows of financial liabilities and trade payables at the reporting date. The amounts are gross and undiscounted and include contractual interest payments.

	December 31,
	2022
	(€ in thousands)

		Contractual cash flow
	carrying amount	Total	2 months or less	2-12 months	1-3 years	3-5 years	More than 5 years
Long-term debt	154	(158)	(18)	(91)	(31)	(18)	--
Lease liability	19,734	(36,445)	(419)	(1,791)	(3,494)	(3,374)	(27,367)
Trade payables	2,683	(2,683)	(2,683)	--	--	--	--
Total	22,571	(39,286)	(3,120)	(1,882)	(3,525)	(3,392)	(27,367)

	December 31,
	2021
	(€ in thousands)

		Contractual cash flow
	carrying amount	Total	2 months or less	2-12 months	1-3 years	3-5 years	More than 5 years
Long-term debt	24,078	(31,042)	(109)	(15,363)	(1,528)	(10,595)	(3,447)
Lease liability	3,210	(3,704)	(76)	(659)	(1,472)	(678)	(819)
Trade payables	2,594	(2,594)	(2,594)	--	--	--	--
Total	29,882	(37,340)	(2,779)	(16,022)	(3,000)	(11,273)	(4,266)